UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 15, 2006

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On December 15, 2006, WebMD Health Corp. completed its previously announced acquisition of Subimo, LLC and issued a press release announcing the closing. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated by reference herein. In addition, pursuant to General Instruction B.3 of Form 8-K, the description of the terms of the Unit Purchase Agreement, dated as of November 2, 2006, by and among WebMD Health Corp., Subimo, LLC and the Sellers referred to therein (the “Purchase Agreement”) contained in Item 1.01 of the Current Report on Form 8-K filed by WebMD on November 8, 2006 is incorporated by reference into this Item 2.01. A copy of the Purchase Agreement was filed as Exhibit 2.1 to that Current Report and is incorporated by reference as Exhibit 2.1 to this Current Report.
     The total purchase price for Subimo is $60 million. At the closing, WebMD paid the Sellers $34 million in cash and, pursuant to the terms of the Purchase Agreement, notified the Sellers of its election to pay the remaining $26 million, when due, by delivery to the Sellers of 640,930 shares of WebMD Class A Common Stock. As provided in the Purchase Agreement, the number of shares of WebMD Class A Common Stock to be issued was determined by dividing $26 million by the average of the closing prices of WebMD Class A Common Stock for the five trading days immediately preceding the closing date.
     The terms of the Purchase Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Purchase Agreement, there was no material relationship between any of the Sellers and the Registrant, any affiliate of the Registrant, or any director or officer of the Registrant, and, to the knowledge of the Registrant, there was no material relationship between any of the Sellers and any associate of any director or officer of the Registrant.
Item 3.02. Unregistered Sales of Equity Securities.
     The information contained in and incorporated by reference into Item 2.01 of this Current Report is hereby incorporated by reference into this Item 3.02.
     The issuance of the shares of Class A Common Stock pursuant to the Purchase Agreement is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving a public offering.
     The issuance of options to purchase WebMD Class A Common Stock and the issuance of shares of restricted Class A Common Stock, under the new equity plan referred to in Exhibit 99.1, were exempt from registration under Section 4(2) of the Securities Act , as a transaction by an issuer not involving a public offering. WebMD intends to file a Registration Statement on Form S-8 with respect to the new equity plan prior to the vesting of any of such options or restricted shares. The exercise price for the options is $40.60, the closing price of WebMD Class A Common Stock on December 15, 2006, which was the closing date of the acquisition and the date of grant of the options.

Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(d)	Exhibits

The following exhibits are filed herewith:

2.1*	Unit Purchase Agreement, dated as of November 2, 2006, by and among WebMD Health Corp., Subimo, LLC and the Sellers referred to therein (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on November 8, 2006)

99.1	Press Release, dated December 15, 2006, regarding completion of the acquisition of Subimo, LLC by the Registrant

*	The exhibits and schedules to the Unit Purchase Agreement were omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: December 21, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Unit Purchase Agreement, dated as of November 2, 2006, by and among WebMD Health Corp., Subimo, LLC and the Sellers referred to therein (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on November 8, 2006)

99.1	Press Release, dated December 15, 2006, regarding completion of the acquisition of Subimo, LLC by the Registrant